SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant        [ X ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

TRI-VALLEY CORPORATION
(Name of Registrant as Specified in its Charter)

Filed on Behalf of the Board of Directors
(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

[     ]  Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Tri-Valley Corporation 4550 California Avenue, Suite 600 Bakersfield, California 93309

Meeting to be Held:

DATE:	Saturday, October 6, 2007
TIME:	9:00 A.M. (P.D.T.)
PLACE:	The Four Points Sheraton
5101 California Avenue
Bakersfield, California 93309

Matters to be Voted on:

1.	Electing eight directors to serve for the ensuing year;

2.	Amending our 2005 Stock Option and Incentive Plan to increase the number of shares of our common stock authorized under the Plan from 1,125,000 shares to 2,625,000 shares.

3.	Transacting such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting:

Shareholders of record at the close of business on August 8, 2007, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

This meeting notice and proxy statement was first sent to shareholders of Tri-Valley Corporation on or about August 15, 2007.

By order of the Board of Directors,

/s/ F. Lynn Blystone
F. Lynn Blystone
Chairman, President and
Chief Executive Officer

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PROXY STATEMENT

To the Shareholders of Tri-Valley Corporation:

GENERAL INFORMATION ABOUT THE SHAREHOLDERS' MEETING

The only items of business which management intends to present at the meeting are listed in the Notice of Annual Meeting of Shareholders. This proxy statement provides details about the meeting.

The enclosed proxy material relating to Tri-Valley Corporation from our Board of Directors is sent to you as the direct or beneficial owner of our common stock, with our sincere request that you give those materials your prompt and thorough consideration. Your vote at the annual meeting is important to Tri-Valley.

The board of directors of Tri-Valley Corporation hereby solicits your proxy (on the enclosed proxy form) for use at our Annual Meeting of Shareholders to be held October 6, 2007, at 9:00 A.M. (local time) at the Four Points Sheraton, 5101 California Avenue, Bakersfield, California 93309.

By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting. Unless you are planning to attend the meeting, your vote must be received by 11:59 pm Pacific Daylight Time, on October 5, 2007.

Our administrative office is located at 4550 California Avenue, Suite 600, Bakersfield, California 93309. The approximate date on which this proxy statement and proxy will first be sent to the shareholders is August 15, 2007. The costs of this proxy notification will be paid by the company and are estimated to be approximately $9,000. A professional proxy solicitor has not been engaged.

If you are unable to attend this meeting, we request that you return the enclosed proxy form, properly executed, in order that your shares will be represented and voted at the meeting.

Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising our secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

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Who May Vote

As of July 9, 2007, 24,581,241 shares of our common stock were outstanding. Each share is entitled to one vote per director in the election of directors and one vote in all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Tuesday, August 8, 2007, are the only persons entitled to vote at this meeting.

Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

How Your Votes Are Counted

We will hold the annual meeting if holders of not less than one-half the outstanding shares are present either in person or by proxy. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

The vote of a plurality of the shares present at the meeting, in person or by proxy, is necessary to elect directors.

Voting by Street Name Holders

If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee (the "record holder") along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder by 11:59 pm on October 5, 2007, the record holder will be entitled to vote your shares in its discretion on Proposal 1 (Election of Directors), but will not be able to vote your shares on either of the second or third proposal, and your shares will be considered a "broker non-vote" on those proposals.

As the beneficial owner of shares, you are invited to attend the annual meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the meeting unless you obtain a "legal proxy" from the record holder that holds your shares.

ABSTAINING IS THE SAME AS VOTING "NO"

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast. However, a vote to "Abstain" has the same effect as voting no. Management requests that you vote either "For" or "Against" on each proposal to come before the meeting. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

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A ''broker non-vote'' occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. ''Broker non-votes'' are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

ITEMS OF BUSINESS

Proposal 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of eight (8) members. Each director serves for a term of one (1) year. Eight (8) director positions are up for election at the meeting. All eight of the currently serving directors have been nominated for re-election. Six of the currently serving directors were elected by the shareholders at the 2006 annual meeting. The remaining two directors were appointed by the Board of Directors.

Voting

The eight nominees receiving the highest number of votes will be elected. Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted. Our articles of incorporation do not provide for cumulative voting in elections for director, and cumulative voting for directors will not be permitted at the annual meeting.

The Board of Directors unanimously recommends a vote FOR the election of each of the following eight nominees for director.

Each director must be elected by a plurality vote of the shares represented at the meeting.

Nominees for the Board of Directors

Each nominee for director was unanimously nominated by the Nominating and Corporate Governance Committee and by the Board of Directors, including all of the independent directors.

The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, length of service as a Tri-Valley director, membership on committees, attendance at Board and committee meetings, and ownership of our stock. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of July 9, 2007.

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Name and Position with Company	Age	Director Since	Common Stock Beneficially Owned(1)	Percent of Class (2)
F. Lynn Blystone, President, CEO and Director	71	1974	1,254,853	5.0%
Milton Carlson, Director	76	1985	345,000	1.4%
Loren Miller, Director	62	1992	303,800	1.2%
Henry Lowenstein, Director	53	2005	100,200	0.4%
William H. Marumoto, Director	71	2005	100,000	0.4%
G. Thomas Gamble, Director	46	2006	1,601,667	6.5%
Edward M. Gabriel, Director	57	2007	0	0.0%
Paul W. Bateman, Director	50	2007	0	0.0%
All Directors as a Group			3,705,520	14.9%

(1) Includes shares which the listed shareholder has the right to acquire from options as follows: F. Lynn Blystone 762,350; Milton J. Carlson 240,000; Dr. Henry Lowenstein 100,000, William H. Marumoto 100,000, and G. Thomas Gamble 130,000.

Under SEC rules, we calculate the percentage ownership of each person who owns exercisable options by adding (1) the number of exercisable options for that person to (2) the number of total shares outstanding, and dividing that result into (3) the total number of shares and exercisable options owned by that person.

(2) Based on total outstanding shares of 24,581,241 as of July 9, 2007. The persons named herein have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Nominee Profiles

F. Lynn Blystone

Chairman, President and Chief Executive Officer of Tri-Valley Corporation and Tri-Valley Power Corporation, CEO of Tri-Valley Oil & Gas Company, Select Resources Corporation and Great Valley Drilling Company LLC, which are four wholly owned subsidiaries of Tri-Valley Corporation, CEO of Great Valley Production Services LLC, which is a majority owned subsidiary of Tri-Valley Corporation, Bakersfield, California

Mr. Blystone became president and chief executive officer of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. The Board named him Chairman in 2007. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Orange County, California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley and its subsidiaries.

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Milton J. Carlson	Director

Mr. Carlson is retired as the former corporate secretary of Union Sugar Company, a unit of Sara Lee Corporation. Since 1989, Mr. Carlson has been a principal in Earthsong Corporation, which, in part, consults on environmental matters and performs environmental audits for government agencies and public and private concerns. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver. Mr. Carlson is an independent member of our Board of Directors.

Loren J. Miller, CPA	Director

Mr. Miller has served in a treasury and other senior financial capacities at the Jankovich Company since 1994. Prior to that he served successively as vice president and chief financial officer of Hershey Oil Corporation from 1987 to 1990 and Mock Resources from 1991 to 1992. Prior to that he was vice president and general manager of Tosco Production Finance Corporation from 1975 to 1986 and was a senior auditor the accounting firm of Touche Ross & Company from 1968 to 1973. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and a M.B.A. in finance from the University of Southern California. He is chairman of our audit committee. Mr. Miller is an independent member of our Board of Directors.

Henry Lowenstein	Director

Dr. Lowenstein is Dean and Professor of Management at the E. Craig Wall Sr. College of Business Administration, Coastal Carolina University, Conway, South Carolina. Prior to joining the Coastal Carolina University faculty in 2007, he was Dean and Professor of Management at the School of Business and Public Administration at California State University Bakersfield.   Dr. Lowenstein has broad background in management within business, academic, government and public service organizations.   He was 2006-07 Chair of the California State Universities Association of Business Deans, a director of the Western Association of Collegiate Schools of Business.  He serves on the Pre-Accreditation Committee of AACSB International, the top accreditation agency for business schools worldwide. Previous positions include posts as professor, department and division chairperson at universities in Illinois, Virginia and West Virginia. Dr. Lowenstein is published in fields of human resource management, public policy and transportation.  In business he served as Director of Education for Kemper Group-Insurance and Financial Services, Director of Education for Dominion Bankshares Corporation, and Vice President of Americana Furniture, Inc.  Dr. Lowenstein previously served as a management analyst for the Executive Office of the President of the United States-Office of Management and Budget under the Gerald Ford Administration.   He was a principal consultant to the Illinois General Assembly in the 1980's on the restructuring of the Chicago-area Mass Transit System, and, to the West Virginia Legislature and Governor on higher education financing in the 1990's. Among non-profit organizations, he served on the boards of the Historic Fox Theater Foundation, and, the Minter Field Air Museum.  Dr. Lowenstein received his Ph.D. in Labor and Industrial Relations from the University of Illinois; an M.B.A. from George Washington University; and B.S. in Business Administration from Virginia Commonwealth University.  He serves on Tri-Valley's Personnel Committee.  Dr. Lowenstein is an independent member of our Board of Directors.

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William H. "Mo" Marumoto	Director

Mr. Marumoto has over 30 years experience in the executive and personnel search profession as chairman and chief executive officer of his own retained search firm, The Interface Group Ltd. Here he was named to the Global Top 200 Executive Recruiters and several other worldwide professional awards and recognitions, according to the company. He has 40 years experience in public, private and academic sectors. He worked for three years as presidential aide in the Nixon White House. Earlier he was assistant to the secretary of health, education and welfare. Mr. Marumoto has been part of boards of numerous organizations, colleges, public agencies and businesses. In 2002 he was appointed by President George W. Bush to the advisory committee of the John F. Kennedy Center for the Performing Arts. Mr. Marumoto is an independent member of our Board of Directors.

G. Thomas Gamble	Director

A graduate of UCLA, Mr. Gamble is a successful rancher and businessman with current active investments in agriculture, food processing, educational services, oil, gas and minerals. In 2003, the California State Senate proclaimed privately owned Davies and Gamble, which produces critically acclaimed wines in California's Napa Valley, its Green Entrepreneur Of The Year, and in 2005, Mozzarella Fresca, the nation's premier producer of fresh Italian cheeses, of which he is a director and original investor, received the Certificate of Special Congressional Recognition as business of the year. He is also a director and original investor in Boston Reed College which provides educational opportunities to busy adults seeking stable and growing careers in the California health care industry. Mr. Gamble is an independent member of our Board of Directors.

Edward M. Gabriel	Director

For the past five years, Ambassador Gabriel has been President and Chief Executive Officer of The Gabriel Company, LLC, where he represents multinational corporations on international business projects in the fields of oil and gas, defense, high technology and consumer goods. He served as U.S. Ambassador to the Kingdom of Morocco from 1997 - 2001. He has broad experience in public affairs for such organizations as CONCORD where he served as senior vice president and as president and CEO of the Madison Public Affairs Group, both in Washington D.C. He was founder and Executive Director and CEO of the Council of Energy Resource Tribes and prior to that served as Senior Economic Analyst with the U.S. Department of Energy. Ambassador Gabriel is a member of the advisory board of the privately held Guggenheim Partners and of the Global Advisory Board of George Washington University and a board member of several schools and institutions in the Middle East. A graduate of Gannon University with a degree in accounting, Ambassador Gabriel was appointed by the Board of Directors to fill the vacancy created when Dennis Lockhart resigned to become President and Chief Executive Officer of the Federal Reserve Bank of Atlanta. Ambassador Gabriel is an independent member of our Board of Directors.

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Paul W. Bateman	Director

Since 1998 Mr. Bateman has been President and Chief Executive Officer of the Klein Saks Group based in Washington D.C. which provides professional consulting, association management and government relations. He has led the Silver Institute and the Gold Institute and represents the World Gold Council, the Platinum Guild International (USA) Inc., the International Platinum Association and the National Mining Association. He is chairman and CEO of the International cyanide Management Institute. He has extensive experience in government having served as an aide to former President Nixon, on the White House staff of former President Reagan, deputy administrator of the Economic Development Administration at the U.S. Department of Commerce, Deputy Treasurer of the United States supervising the U.S. Mint, Bureau of Engraving and Printing and U.S. Savings Bonds Division. He also served former President George H. W. Bush as Deputy Assistant for Management. Mr. Bateman is President of the Economic Club of New York and a member of the Union League Club of New York, a trustee of the Aldercroft Foundation and a director of privately held Lixiviant, Inc. He is both a graduate and a trustee of Whittier College. He is an independent member of our Board of Directors.

Board of Directors' Meetings and Committees

During 2006 the Board of Directors held 4 meetings. All directors attended 100% of the meetings.

Personnel and Compensation Committee

The independent directors that serve on the personnel and compensation committee are William H. "Mo" Marumoto, Chair, Dr. Henry Lowenstein,, and G. Thomas Gamble.

Audit Committee

The audit committee provides an open avenue of communication between our independent auditor, the company officers and the board of directors. The committee operates under a charter that sets forth the committee's tasks. The committee charter is posted on our website, www.tri-valleycorp.com. The chief duties of the committee are:

* Assure the independence and objectivity of the auditing firm.
* Review and coordinate the auditing responsibilities with the auditor and chief financial officer.
* Review the adequacy of internal accounting controls.
* Inquire about significant risks and about management's actions to minimize risks.
* Review significant audit findings and any difficulties encountered in conducting the audit.

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The audit committee is composed of three independent members of the board of directors - Loren J. Miller, Chair, Milton J. Carlson and Dennis P. Lockhart. In 2007, G. Thomas Gamble joined the committee after Mr. Lockhart's resignation. The board of directors has determined that Loren J. Miller is considered to be the audit committee financial expert. The audit committee met nine times during 2006. All committee members attended all nine committee meetings.

Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements with management as well as our independent public accountants. The audit committee has received from the independent accountants a formal written statement regarding the auditors' independence and has discussed with the independent accountant matters relating to their independence. The audit committee members have satisfied themselves as to the auditors' independence. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of our financial statements.

The audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for 2006 for filing with the Securities and Exchange Commission.

Loren J. Miller, Chair
Milton J. Carlson
Dennis P. Lockhart
Tri-Valley Corporation Audit Committee

Nominating and Corporate Governance Committee

The independent directors that serve on the nominating and corporate governance committee are Milton Carlson, Chair, and William H. "Mo" Marumoto. The committee operates pursuant to a committee charter which has been adopted by the board of directors.

The committee charter provides that the committee will consider candidates for director recommended by other members of the board and by shareholders. The committee selects individuals as director nominees for their character, judgment, ethics, integrity, business experience, time commitment, and acumen, who the committee believes will be effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders and who will satisfy the qualification and composition requirements of the board and its committees, as required by law or the rules of the Amex.

The nominating and corporate governance committee met 3 times during 2006. Mr. Carlson and Mr. Marumoto attended all meetings of the committee.

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Compensation of Directors

The Company compensates non-employee directors for their service on the board of directors.

The following table sets forth information regarding the compensation paid to outside directors in 2006.

(a)	(b)	(c)	(d)	(e)
Name	Fees	Restricted Shares (1)	Option Awards (2)	Cost to exercise Options (3)

Milton Carlson	$ 9,600	$18,740	-	-

G. Thomas Gamble	$ 6,000	$18,740	$122,500	$127,000

Dennis P. Lockhart	$ 9,100	$18,740	-	-

Dr. Henry Lowenstein	$ 6,000	$18,740	$221,000	$254,000

Loren J. Miller	$ 10,000	$18,740	-	-

William Marumoto	$ 6,000	$18,740	$221,000	$254,000

(1) Restricted shares earned during 2006 and issued January 3, 2007 when the market price of the Company's stock was $9.37 per share.

(2) Stock option awards relate to the accounting expense for options vested in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment, which requires the expensing of equity stock awards.

(3) Cost to be paid by director to exercise stock option award based on the grant price of $6.35 per share.

Compensation Committee Interlocks and Insider Participation

No member of our Board's personnel and compensation committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the personnel and compensation committee or of any other company that has an executive officer or director serving as a member of our Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board's personnel and compensation committee.

Executive Compensation

Compensation Discussion and Analysis

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 Overview.   In fiscal year 2006, the personnel and compensation committee undertook a strategic review of the Company's total officer compensation, which was performed in consultation with the personnel and compensation committee by a team comprised of representatives of the Company's executive management, finance department and outside compensation consultants. This strategic review was initiated by the personnel and compensation committee in response to the Company's long range business plan and involved an review of market benchmarks for competitive pay and benefits policies, the Company's long range business plan and the Company's culture and values. Based on this review, the personnel and compensation committee's and the Company's policies and goals for executive compensation include assuring that total executive compensation is:

*	competitive to attract and retain the best officer talent;

*	affordable to the Company and appropriately aligned with shareholder interests;

*	consistent with the Company's long-range business plans;

*	designed to consider individual value and contribution to the Company's success;

*	sensitive to, but not exclusively reliant upon, market benchmarks;

*	reasonably sensitive to the needs of the Company's executive officers, as those needs change over time; and flexible with regard to the Company's succession planning objectives.

The personnel and compensation committee expects to continue its review of total officer compensation in fiscal year 2007, which may lead to additional changes to the Company's policies and overall approach to executive compensation. The Company has retained the human resources independent consulting firm of Thomas See & Associates to assist in its review.

Base Salaries.    Base salaries for the Company's executive officers, including Mr. Blystone and the Named Executive Officers, were adjusted from the prior year. The personnel and compensation committee periodically reviews base salary levels for the Company's executive officers in comparison with those of other companies in oil, gas and minerals industries, as well as other industries, and in light of its overall strategic goals for executive officer compensation. The Company strives to maintain executive base salaries at a level that will permit it to compete with other major companies for managers with comparable qualifications and abilities. Based on information contained in the various surveys, the personnel and compensation committee believes that the overall compensation of the Company's executive officers generally places them below the median salary compensation of similarly situated executives in all industries covered by the surveys. But the Company offers a stock option plan it believes mitigates this at this time.

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With respect to base salaries for fiscal year 2007, the compensation committee will continue to consider market benchmarks along with the Company's other strategic goals for executive compensation.

We have an employment agreement with F. Lynn Blystone, our President and Chief Executive Officer, which expired on December 31, 2006. The Board of Directors plan on offering Mr. Blystone an extension to December 31, 2007. The terms of the expired contract were for a base salary amount of $159,000 per year plus 5,000 shares of our common stock at the end of each year of service. Mr. Blystone is also entitled to a bonus (not to exceed $25,000) equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service. Mr. Blystone is also entitled to a bonus of 4% of the company's annual net after-tax income. The total of the bonuses from cash flow and net income may not exceed $50,000 per year. The employment agreement also provides a severance payment of $150,000 to Mr. Blystone if he is terminated within 12 months after a sale of control of Tri-Valley. For purposes of the severance provision, a sale of control is deemed to be the sale of ownership of 30% of the outstanding stock of Tri-Valley or the acquisition by one person of enough stock to appoint a majority of the board of directors of the company.

Section 162(m).    The Company believes that all compensation paid or payable to its executive officers covered under Section 162(m) of the Internal Revenue Code will qualify for deductibility under such Section.

Personnel and Compensation Committee Report

The personnel and compensation committee has reviewed the Compensation Discussion and Analysis and has discussed that Analysis with management. Based on its review and discussion with management, the committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report.

Submitted by the Personnel and Compensation Committee of the Board of Directors.

William H. "Mo" Marumoto, Chair
Dr. Henry Lowenstein
G. Thomas Gamble

The Personnel and Compensation Committee met 3 times in 2006. All members attended all meetings of the Committee.

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Summary Compensation Table

The following table summarizes the compensation of the executive officers of the Company and its subsidiaries for the fiscal year ended December 31, 2006, 2005, and 2004.

(a)	(b)	( c )	(d)	(e)	(f)	(g)

Name	Fiscal Year Ending	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Company 401-K Contribution	Total Compensation

F. Lynn	12/31/06	$159,000	$0	$47,450	$0	$4,770	$211,220
Blystone, CEO	12/31/05	$159,000	$0	$38,900	$0	$2,782	$200,682
	12/31/04	$108,900	$25,000	$61,150	$0	$0	$195,050

Thomas	12/31/06	$130,833	$0	$0	$0	3,925	$134,758
Cunningham, CAO	12/31/05	$115,000	$0	$0	$0	$2,012	$117,012
	12/31/04	$ 99,000	$0	$0	$0	$0	$ 99,000

Arthur M.	12/31/06	$120,000	$0	$0	$56,550	$3,600	$180,150
Evans, CFO	12/31/05	$ 15,000	$0	$0	$34,000	$450	$ 49,450

Joseph Kandle,	12/31/06	$163,333	$0	$0	$0	$5,875	$169,208
Pres. TVOG	12/31/05	$150,000	$0	$0	$0	$2,625	$152,625
	12/31/04	$ 99,000	$0	$0	$0	$0	$ 99,000

Henry J. Sandri,	12/31/06	$150,000	$0	$0	$22,550	$4,500	$177,050
Pres. SRC	12/31/05	$144,250	$0	$0	$0	$2,625	$146,875
	12/31/04	$ 30,000	$0	$0	$0	$0	$ 30,000

(1) Stock awards are valued at the closing market price on the date of issuance.
(2) Stock option awards are valued on the date of grant using the Black-Scholes model.

Stock Options Granted In 2006

The Company granted 100,000 stock options each to Dr. Henry Lowenstein, William H. Marumoto, and G. Thomas Gamble.

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Aggregated 2006 Option Exercises And Year-End Values

The following table summarizes the number and value of all unexercised stock options held by the Named Executive Officers and the Directors at the end of 2006.

( a )	(b)	(c)	(d)	(e)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY End Exercisable/ Unexercisable	Value of Unexercised In The Money Options at FY End ($) Excercisable/ Unexercisable(*)

F. Lynn Blystone	68,750	$509,420	776,850/0	$6,338,381/0
Milton Carlson	23,000	$153,490	240,000/0	$1,944,600/0
Thomas J. Cunningham	0	0	523,000/0	$4,308,520/0
Arthur M. Evans	0	0	45,000/0	$18,250/0
G. Thomas Gamble	20,000	0	20,000/60,000	$62,800/ $188,400
Joseph R. Kandle	0	0	475,000/0	$3,952,000/0
Dennis P. Lockhart	0	0	270,000	$2,214,300/0
Henry Lowenstein			40,000/60000	$125,600/ $188,400
Loren J.Miller	0	0	0/0	$0/0
William H. "Mo" Marumoto			40,000/60000	$125,600/ $188,400
Henry J. Sandri	0	0	30,000/0	$76,750/0

* Based on a fair market value of $9.49 per share, which was the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 2006

Performance Graph

The following stock price performance summary is included in accordance with the SEC's executive compensation disclosure rules and is intended to allow stockholders to review our executive compensation policies in light of corresponding stockholder returns, expressed in terms of the appreciation of our common stock relative to two broad-based stock performance indices. The information is included for historical comparative purposes only and should not be considered indicative of future stock performance. The table compares the yearly percentage change in the cumulative total stockholder return on $100 invested in our common stock with the cumulative total return of The Amex Oil Index and the Russell 2000 Stock index (which includes Tri-Valley Corporation) from December 31, 2001 through December 31, 2006.

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(Performance Graph in Actual Proxy)

	December 31,
	2001	2002	2003	2004	2005	2006
Tri-Valley Corp	$100.00	$87.50	$275.00	$764.38	$486.25	$593.13
Amex Oil	$100.00	$85.93	$108.20	$138.68	$189.75	$228.50
Russell 2000	$100.00	$78.42	$114.00	$133.38	$137.81	$161.24

Audit Fees

The following table lists the fees that we paid to our independent auditors in 2006 and 2005:

YEAR	AUDIT SERVICES	TAX SERVICES	SEC SERVICES
2006	$ 85,417	$43,925	$28,177
2005	$106,082	$13,639	$12,986

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The audit committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.  The chairman of the audit committee has been delegated the authority by the committee to pre-approve interim services by the independent auditors other than the annual exam.  The chairman must report all such pre-approvals to the entire audit committee at the next committee meeting.

Proposal 2: AMENDMENT TO THE 2005 STOCK OPTION AND INCENTIVE PLAN

The Board has proposed to increase the number of shares of our common stock authorized for issuance under our 2005 Stock Option and Incentive Plan (the "Option Plan") by 1,500,000 shares, from 1,125,000 shares to 2,625,000 shares. We have granted options to purchase a total of 820,000 shares under the Option Plan and have 384,000 remaining shares authorized under the Option Plan. During the past year we have dramatically increased the size and expertise of our professional and technical team as we continue to expand our exploration and development efforts. We have granted stock options to attract this new talent, and we expect that we will need to continue to grant options as required to increase our expansion. For this reason, we are asking you to approve an increase in the number of shares authorized for issuance under the plan.

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A description of our Option Plan follows.

General

Our shareholders approved the current Option Plan at the 2005 annual meeting. The purpose of the Option Plan is to advance the interests of Tri-Valley, our subsidiaries and our stockholders by affording certain employees, officers, directors, and key consultants an opportunity to acquire or increase their proprietary interests in our company. The objective of the issuance of stock options, restricted stock and stock purchase rights under the Option Plan is to promote our growth and profitability because the grantees will have an additional incentive to achieve our objectives through participation in our success and growth and by encouraging their continued association with or services to us. The following is an explanation of the material features of the Option Plan. The Plan, as it is proposed to be amended, is attached to this proxy statement as Exhibit A.

Common Stock Subject to the Option Plan

The current maximum number of shares of common stock that may be issued under the Option Plan is 1,125,000, plus all shares remaining available for issuance under the 1999 Stock Option Plan on the date of the adoption of this Option Plan by the shareholders. If the proposed amendment is adopted, the maximum number of shares that may be issued will be increased by 1,500,000 shares.

If, after the effective date of the Option Plan, any shares covered by an award granted under the Option Plan or by an award granted under a predecessor plan, or to which such an award or predecessor plan award relates, are forfeited, or if an award or predecessor plan award otherwise terminates without the delivery of shares or of other consideration, then the shares covered by such award or predecessor plan award, or to which such award or predecessor plan award relates, or the number of shares otherwise counted against the aggregate number of shares available under the Option Plan with respect to such award or predecessor plan award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting awards under the Option Plan. Options for no more than 1,250,000 shares may be granted in any year. We may use either authorized and unissued shares or treasury shares to fulfill option awards, subject to adjustment in accordance with anti-dilution provisions contained in the Option Plan. All shares of common stock subject to the Option Plan may be issued in any combination of Incentive Stock Options, as defined within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs"), nonstatutory stock options, restricted stock or stock purchase rights.

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Term of the Option Plan

The term of the Option Plan is 10 years, or until September 30, 2015, unless terminated earlier as provided in the Option Plan. No ISO may be granted more than ten years after October 1, 2005, and each ISO must expire no more than ten years after the date on which it is granted. The Option Plan may be abandoned or terminated at any time by the our directors, except with respect to options, restricted stock or stock purchase rights then outstanding under the Option Plan.

Eligibility

All of our directors, officers, employees, including but not limited to executive personnel, as well as our key consultants and advisors, are eligible to be granted options under the Option Plan.

Administration of the Option Plan

The Option Plan can be administered either by the board of directors or by a committee consisting of at least two directors appointed by the board of directors (in either case, the "Administrator"); provided, however, that with respect to any options, restricted stock or stock purchase rights granted to an individual who is subject to the provisions of Section 16 of the Exchange Act, the Administrator must consist of at least two directors (who need not be members of the Administrator with respect to grants to any other individuals) who are non-employee directors, and all authority and discretion must be exercised by such non-employee directors. The Administrator selects the individuals to whom options, restricted stock or stock purchase rights are to be granted, the number of shares to be granted and any other terms and conditions specified under the Option Plan, including, but not limited to, the exercise price, the times at which options or stock purchase rights shall become vested, the times at which options or stock purchase rights shall become exercisable and the duration of the exercise periods.

Terms of Options

The exercise price of each option issued under the Option Plan shall be determined by the administrator and shall not be less than fair market value of the common stock as of the date the option is granted; provided, however, that the exercise price of an ISO granted to any person owning at least 10% of the total combined voting power of all classes of stock of Tri-Valley or any of its parents or subsidiaries shall not be less than 110% of the fair market value on the date the option is granted. The exercise period of each option shall be determined by the Administrator; provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of the option grant. In addition, except in the case of death or disability, no option granted to an individual who is subject to the provisions of Section 16 of the Exchange Act may be exercisable prior to the expiration of six months from the date of the option grant.

In the case of ISOs, the fair market value of stock with respect to which ISOs are exercisable for the first time during any calendar year by any participant in the Option Plan may not exceed $100,000, such value being determined at the time the options are granted, as provided by the terms of Section 422 of the Internal Revenue Code. To the extent the value of the underlying stock (determined in accordance with the previous sentence) exceeds $100,000, such excess options shall be treated as nonstatutory stock options.

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After an option becomes exercisable, it may be exercised at any time as to any or all full shares that have become purchasable under the terms of the option. The exercise price of options granted under the Option Plan may be made in whole or in part through the surrender of previously held shares of common stock at the fair market value thereof or through the authorization to withhold shares of stock otherwise issuable upon exercise of the option.

No option shall be transferable other than by will or the laws of descent and distribution, or in the case of non-incentive stock options, pursuant to a Qualified Domestic Relations Order, and no option shall be transferable by an individual who is subject to the provisions of Section 16 of the Exchange Act prior to stockholder approval of the Option Plan. The Administrator shall have the power to specify with respect to each grant of options the effect upon such grantee's rights of the termination of such grantee's employment or services with Tri-Valley and the Administrator may determine at the time of grant that such options shall become exercisable on an accelerated basis following a change of control with respect to Tri-Valley. Nothing in the Option Plan shall confer on any person any right to continue in the employ of Tri-Valley or any of our subsidiaries or shall interfere in any way with the right of Tri-Valley or any of our subsidiaries to terminate such person's employment at any time.

Terms of Restricted Stock

Until any restrictions upon restricted stock awarded to a grantee under the Option Plan have lapsed, such shares shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the grantee. The Administrator shall have the power to specify with respect to each award of restricted stock the effect upon such grantee's rights of the termination of such grantee's employment with Tri-Valley. The Administrator may determine at the time of award that such restricted stock shall become fully vested following a change of control with respect to Tri-Valley.

Terms of Stock Purchase Rights

Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Option Plan and/or cash awards made outside the Option Plan, the terms of which are determined at the discretion of the Administrator. The Restricted Stock Purchase Agreement shall grant Tri-Valley a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with Tri-Valley for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to Tri-Valley. The repurchase option shall lapse at a rate determined by the Administrator. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of our duly authorized transfer agent.

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Federal Tax Consequences of Options

Under current federal income tax laws, options granted under the Option Plan will generally have the following consequences. The holder of a nonstatutory stock option recognizes no income for federal income tax purposes upon the grant of such option, and Tri-Valley, therefore, receives no deduction at such time. At the time of exercise, however, the grantee generally will recognize income, taxable at ordinary income, to the extent that the fair market value of the shares received on the exercise date exceeds the nonstatutory stock option exercise price. Tri-Valley will be entitled to a corresponding deduction for federal income tax purposes in the year in which the nonstatutory stock option is exercised so long as either Section 162(m) is inapplicable or its requirements are met. If the shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.

If a grantee is awarded an ISO, no income will be recognized for federal income tax purposes at the time of grant or exercise, and Tri-Valley will therefore, not receive any corresponding deduction. The excess of fair market value of the shares of common stock received at the date of exercise over the exercise price will become an item of tax preference for the grantee for purposes of the grantee's alternative minimum tax in the year of exercise, however. The grantee will be subject to federal income tax when the grantee sells the shares acquired upon the exercise of the ISO. If the grantee holds the shares for more than two years from the date of grant and more than one year from the date the shares were transferred to that person, any gain will be taxed as long-term capital gain. Tri-Valley will not be entitled to any deduction for federal income tax purposes as to any amount taxed as long-term capital gain in connection with the sale of shares acquired upon the exercise of an ISO. Tri-Valley will, however, be entitled to a corresponding deduction for federal income tax purposes for any amount taxed as ordinary income.

Amendment of the Option Plan

The board of directors may at any time terminate the Option Plan, and may at any time and in any respect amend the Option Plan; provided, however, that the board (unless its actions are approved or ratified by our stockholders within twelve months of the date that the board amends the Option Plan) may not amend the Option Plan to (i) increase the total number of shares of common stock issuable pursuant to ISOs under the Option Plan or materially increase the number of shares of common stock subject to the Option Plan; (ii) change the class of employees eligible to receive ISOs that may participate in the Option Plan or materially change the class of person that may participate in the Option Plan; or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan. No termination, amendment or modification of the Option Plan shall adversely affect options, stock purchase rights or restricted stock then outstanding under the Option Plan without the consent of the grantee or his legal representative.

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Required Vote; Recommendation

As required by the rules of the American Stock Exchange, the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the Option Plan. With respect to this vote, abstentions will have the effect of a "no" vote and broker non-votes will have no effect on the vote.

The Board of Directors recommends a vote FOR adoption of the amendment to our Stock Option Plan.

Proposal 3: OTHER MATTERS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the Board of Directors provides authority for the proxy holder designated by the Board, F. Lynn Blystone, to use his discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

The Board of Directors recommends a vote FOR the proposal to permit the proxy holder use his discretion to vote on other matters that lawfully come before the meeting.

OTHER INFORMATION

Outside Auditors

Under rules promulgated under the Sarbanes-Oxley Act of 2002, shareholders no longer ratify the selection of our outside auditing firm, which is now selected by the audit committee of the Board of Directors. Our financial statements for the years ended December 31, 2006 and 2005, have been audited by Brown Armstrong Accountancy Corporation. A representative of the independent accountants will attend the meeting, have the opportunity to make a statement if they desire to do so, and be available to answer questions.

Annual Report

Our Annual Report on Form 10-K for the year ended December 31, 2006, which contains our audited financial statements dated December 31, 2006 and 2005, was mailed previously to shareholders.

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Section 16(a) Beneficial Ownership Reporting Requirement

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require our directors, certain officers, and greater than 10 percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to us, or written representations from certain reporting persons that no reports were required, we believe that no person failed to file required reports on a timely basis during or in respect of 2006.

Where to Obtain Additional Information

You may obtain, free of charge, a copy of our Annual Report or Form 10-K for the year ended December 31, 2006 (including the financial statements and schedules thereto), filed with the Securities and Exchange Commission by writing to Tri-Valley's Secretary at 4550 California Avenue, Suite 600, Bakersfield, California 93309; telephone 661-864-0500.

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, N.W., Washington, D.C. 20549. Our common stock is traded on the American Stock Exchange under the symbol "TIV." We use the calendar year as our fiscal year.

Proposals by Shareholders - 2008

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2008 annual shareholders meeting must be received by our corporate secretary no later than April 10, 2008. If the Board of Directors determines to move the date of the 2008 annual meeting by more than 30 days from the date of this year's meeting (October 6), shareholders will be allowed to submit proposals for inclusion in the proxy materials a reasonable amount of time prior to printing and mailing the proxy for next year's meeting.

Other Matters

No proposals have been received from shareholders for inclusion in the proxy statement for action at the 2007 annual meeting. We do not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

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Date: August 15, 2007	By Order of the Board of Directors,

/s/ F. Lynn Blystone
President and Chief Executive Officer

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EXHIBIT A

2005 STOCK OPTION AND INCENTIVE PLAN
of
TRI-VALLEY CORPORATION
Adopted as of October 1, 2005
With Amendment Recommended by the Board of Directors

1. Purposes of the Plan. The purposes of this 2005 Stock Option Plan are:

* to attract and retain the best available personnel for positions of substantial responsibility,

* to provide additional incentive to Employees, Directors and Consultants, and

* to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Exhibit A.

2. Stock Subject to the Plan. Subject to adjustment as provided in Section 12, the number of Shares available for granting Awards under the Plan shall be 2,625,000, plus all Shares remaining available for issuance under the Predecessor Plans on the date of the adoption of this Plan by the shareholders. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under a Predecessor Plan, or to which such an Award or Predecessor Plan award relates, are forfeited, or if an Award or Predecessor Plan award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or Predecessor Plan award, or to which such Award or Predecessor Plan award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or Predecessor Plan award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 1,125,000. Any Shares delivered pursuant to an award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

3. Administration of the Plan.

(a) Procedure.

(i) Administration. Other than as provided below, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(ii) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(iii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

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(iv) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right or other Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Option Exchange Program;

(vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Option or Stock Purchase Right (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

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(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

4. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

5. Limitations.

(a) Incentive Option Limits. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) No Right to Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

6. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective on October 1, 2005; provided, however, that to the extent that Awards are granted under the Plan before its approval by the shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent. The Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:

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(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

(ii) full payment for the Shares with respect to which the Option is exercised.

(b) Payment of Consideration. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

(c) Unexercised Portion of Option. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(d) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the date of the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

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(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

11. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

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12. Additional Awards. The Administrator may also make grants and Awards of Shares available under the Plan as a bonus or as compensation for services actually rendered by Employees, Directors and Consultants. Each such Award shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of a stock bonus or compensation Award agreement may change from time to time, and the terms and conditions of separate agreements need not be identical. Stock bonus or compensation Awards under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator. In the event that the status of an Employee, Director or Consultant with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by the Employee, Director or Consultant which have not vested as of the date of termination under the terms of the stock bonus or compensation Award agreement between the Company and such Employee, Director or Consultant.

13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company,

(i) the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, and

(ii) the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

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(c) Merger or Asset Sale.

(i) In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation").

(ii) For the purposes of this Section, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(iii) If the Successor Corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

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(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

20. Termination of Predecessor Plans. Upon approval of the Plan by the stockholders of the Company, the Predecessor Plans shall terminate, and no further awards or grants may be made under such Plans.

21. General Provisions.

(a) No Rights To Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Director, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

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(b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(c) No Limit on Other Compensation. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Applicable Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(f) No Trust Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

EXHIBIT A

DEFINITIONS

As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under Delaware law U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

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(c) "Award" means any Option or Stock Purchase Right or other award granted under this Plan.

(d) "Board" means the Board of Directors of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 3 of the Plan.

(g) "Common Stock" means the common stock of the Company.

(h) "Company" means Tri-Valley Corporation, a Delaware corporation.

(i) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j) "Director" means a member of the Board.

(k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(o) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(p) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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(q) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(t) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) "Option" means a stock option granted pursuant to the Plan.

(w) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(x) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(y) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right

(z) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) "Plan" means this 2005 Stock Option Plan.

(cc) "Predecessor Plan" means the Company's 2001 Stock Option Plan, Amended and Restated 1997 Stock Option Plan, Amended and restated 1996 Employee Stock Option Plan, Amended and Restated 1995 Employee Stock Option Plan, Amended and Restated 1994 Stock Option Plan, and the American Bingo 7 Gaming Corp. Stock Option Plan.

(dd) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(ee) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

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(ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg) "Section 16(b)" means Section 16(b) of the Exchange Act.

(hh) "Service Provider" means an Employee, Director or Consultant.

(ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 10 of the Plan, as evidenced by a Notice of Grant.

(kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

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TRI-VALLEY CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on August 12, 2005, at the Annual Meeting of Shareholders to be held in the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California 93108, on October 10, 2005, at 10:00 A.M. (P.D.T.).

1.	ELECTION OF DIRECTORS or any adjournment thereof. FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

F. L. Blystone	M. J. Carlson	C. C. Hoffman
D. P. Lockhart	Henry Lowenstein	L. J. Miller
H. J. Noyes

2. Adoption of the 2005 incentive stock option plan.

For Against Abstain

3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

For Against Abstain

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 - 3.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on October 8, 2005, will not be voted upon unless the shareholders are present to vote their shares.

Dated:

(Please mark, sign, date and return the Proxy Card promptly.)

Signature Signature if held jointly

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